Exhibit 99.4

PREPAYMENT AGREEMENT

         THIS PREPAYMENT AGREEMENT (this “Agreement”) is entered into this 13TH day of June, 2005 by Pursuit Holdings, LLC, an Arizona limited liability company (“Pursuit”), and Nationwide Financial Solutions, Inc., a Nevada corporation (“Nationwide Financial”).

RECITALS

         A. Pursuit and Nationwide Financial executed that Promissory Note dated as of February 18, 2005, pursuant to which Pursuit loaned to Nationwide Financial the principal amount of One Hundred Thousand Dollars ($100,000.00) (“Note 1”).

         B. Pursuit and Nationwide Financial executed that Promissory Note dated as of April 22, 2005, pursuant to which Pursuit loaned to Nationwide Financial the principal amount of Forty Thousand Dollars ($40,000.00) (“Note 2”).

         C. Pursuit and Nationwide Financial executed that Promissory Note dated as of June 9, 2005, pursuant to which Pursuit loaned to Nationwide Financial the principal amount of One Hundred Thousand Dollars ($100,000.00) (“Note 3”) (Note 1, Note 2 and Note 3 shall collectively be referred to as the “Notes”).

         D. Nationwide Financial desires to accelerate and prepay the Notes held by Pursuit in exchange for shares of the Nationwide Financial common stock.

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Pursuit and Nationwide Financial hereby agree as follows:

         1. PREPAYMENT TERMS. Pursuit hereby agrees to accept Three hundred fifteen thousand (315,000) shares of the common stock of Nationwide Financial (the “Shares”) at a value of $.74 per share in full satisfaction of all obligations of Nationwide Financial under the Notes (“Prepayment Amount”). Nationwide Financial agrees to provide Pursuit with certificates for the Shares on June 17, 2005. Pursuit and Nationwide Financial agree that upon indefeasible payment of the Prepayment Amount by delivery of certificates for the Shares, the Notes will be satisfied and cancelled.

         2. REPRESENTATIONS AND WARRANTIES OF PURSUIT. Pursuit represents and warrants to Nationwide Financial as follows:

                   (a) Pursuit it is an “accredited investor” within the meaning of Rule 501 under the Securities Act.

                   (b) Pursuit has full power and authority to execute, deliver, and perform this Agreement and Registration Rights Agreement and to purchase the Shares; and, that each of this Agreement and the Registration Rights Agreement, will constitute the legal, valid, and binding obligation of Pursuit, enforceable against it in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors’ rights generally and except that the availability of the remedy of specific performance or other equitable relief is subject to the discretion of the court before which any proceeding therefor may be brought.

                   (c) Pursuit is acquiring the Shares for its own account for investment, not as a nominee or agent, and not with a view to resale or distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), and Pursuit has no present intention of selling, granting any participation in, or otherwise distributing the same. Pursuit further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.

                   (d) Pursuit believes that it has received all the information it considers necessary or appropriate for making an investment decision with respect to the purchase of the Shares. Pursuit further represents that it has had an opportunity to ask questions and receive answers from Nationwide Financial regarding the terms and conditions of the offering of the Shares and the business, properties, prospects and financial condition of Nationwide Financial, and to obtain additional information (to the extent Nationwide Financial possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to Pursuit or to which Pursuit had access.

                   (e) Pursuit acknowledges that the purchase of the Shares involves substantial risk. Pursuit has experience in evaluating and investing in private placement transactions of securities of companies in a similar stage of development and acknowledges that Pursuit can bear the economic risk of loss of its investment, and has such knowledge and experience in financial and business matters that Pursuit is capable of evaluating the merits and risks of the investment in the Shares and protecting its own interests in connection with this investment.

                   (f) Pursuit represents that no broker’s or finder’s fees or commissions will be payable by Pursuit with respect to the transaction contemplated by this Agreement.

                   (g) Pursuit acknowledges that the Shares are characterized as “restricted securities” under the Securities Act inasmuch as they are being acquired from Nationwide Financial in a transaction not involving a public offering and that under the Securities Act and applicable regulations thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, Pursuit represents that it is familiar with Rule 144 of the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Pursuit understands that Nationwide Financial is under no obligation to register any of the securities sold hereunder. Pursuit understands that there is presently no public market for any of the Shares.

                   (h) Pursuit acknowledges that the certificates evidencing the Shares will bear the legend substantially as set forth below:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

         The legend set forth above shall be removed by Nationwide Financial from any certificate evidencing the Shares upon delivery to Nationwide Financial of an opinion by counsel, reasonably satisfactory to Nationwide Financial, that a registration statement under the Securities Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which Nationwide Financial issued the Shares.

         3. REPRESENTATIONS AND WARRANTIES OF NATIONWIDE FINANCIAL. As of the date hereof, Nationwide Financial represents and warrants to Pursuit as follows:

                   (a) Nationwide Financial is a corporation duly organized and validly existing and in good standing, as applicable, under the laws of its jurisdiction of incorporation or organization. Nationwide Financial is duly qualified to do business in each jurisdiction in which the character of the property owned, leased, or operated by it or the nature of its activities makes such qualification necessary, except in such jurisdictions in which a failure to so qualify would have a material adverse effect on the financial condition, business, assets, or results of operations of Nationwide Financial and its subsidiaries.

                   (b) Nationwide Financial has full power and authority to execute, deliver, and perform this Agreement and Registration Rights Agreement and to purchase the Shares. Each of this Agreement and the Registration Rights Agreement, will constitute the legal, valid, and binding obligation of Nationwide Financial, enforceable against it in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors’ rights generally and except that the availability of the remedy of specific performance or other equitable relief is subject to the discretion of the court before which any proceeding therefor may be brought.

                   (c) No consent, approval, authorization or other order of any governmental authority is required to be obtained by Nationwide Financial in connection with the authorization, execution and delivery of this Agreement or with the authorization and issuance of the Shares, other than the filing of Form D under the Securities Act and any filings required pursuant to applicable state “Blue Sky”laws, except such consents, approvals, authorizations, which a failure to so obtain would not have a material adverse effect on Nationwide Financial.

         4. REGISTRATION RIGHTS. The parties will execute a Registration Rights Agreement in substantially the form of Exhibit A hereto.

         5. GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder shall be construed and controlled by the laws of the State of Arizona, and each party consents to exclusive jurisdiction and venue in the federal courts sitting in Maricopa County, Arizona, unless no federal subject matter jurisdiction exists, in which case each party consents to exclusive jurisdiction and venue in the Superior Court of Maricopa County, Arizona. Each party waives all defenses of lack of personal jurisdiction and forum non-conveniens. Process may be served on either party in the manner authorized by applicable law or court rule. In any action to enforce any right or remedy under this Agreement or to interpret any provision of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys’ fees, costs and other expenses.

         6. MISCELLANEOUS.

                   (a) The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

                   (b) This Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

                   (c) This Agreement shall be deemed effective for all purposes as of the date first written above.

[SIGNATURE PAGE FOLLOWS]

———————————————————— SIGNATURE PAGE TO THE PREPAYMENT AGREEMENT ————————————————————

         IN WITNESS WHEREOF, the parties hereto have executed this instrument to become effective as of the day and year first above written.

PURSUIT HOLDINGS, LLC By: /s/ Lance Mullins ———————————————— Name: Lance Mullins Title: Managing Member	NATIONWIDE FINANCIAL SOLUTIONS, INC. By: /s/ Darren Dierich ———————————————— Name: Darren Dierich Title: Chief Financial Officer